Exhibit 32.2

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Report”) on the Form 10-Q of Sona Resources Inc. (the “Company”) for the three months ended December 31, 2010 and for the period from January 18, 2007 (date of inception) to December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Monika Sagar, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.    The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.     The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

   February 11, 2011                                                                                MONIKA SAGAR
                     Monika Sagar
                        Chief Accounting Officer,
                   Chief Financial Officer and Director